Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the captions “Services - Experts” and “Services - Independent Registered Public Accounting Firm and Independent Accountants” in the Statement of Additional Information and to the use of our report dated April 17, 2009 , in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, No’s 333-158141 and 811-08052) of Symetra Separate Account C and related Prospectus of the Symetra Retirement Passport Group Variable Annuity issued by Symetra Separate Account C and Symetra Life Insurance Company.

/s/ Ernst & Young LLP

Seattle, Washington

December 3, 2009

Consent of Independent Accountants

We consent to the reference to our firm under the captions “Services - Experts” and “Services - Independent Registered Public Accounting Firm and Independent Accountants” in the Statement of Additional Information and to the use of our report dated April 10, 2009 on the statutory-basis financial statements of Symetra Life Insurance Company, in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, No’s 333-158141 and 811-08052) of Symetra Separate Account C and related Prospectus of the Symetra Retirement Passport Group Variable Annuity issued by Symetra Separate Account C and Symetra Life Insurance Company.

/s/ Ernst & Young LLP

Seattle, Washington

December 3, 2009